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                                  EXHIBIT 99.1

                             INTERGRAPH CORPORATION
                        RESTRICTED SHARE AWARD AGREEMENT
                                   (DIRECTORS)

      THIS RESTRICTED SHARE AWARD AGREEMENT (this "Agreement") is made and entered into as of the ____ day of ____, 2005 (the "Grant Date"), between Intergraph Corporation, a Delaware corporation (the "Company"), and ___________________, the "Grantee"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Intergraph Corporation 2004 Equity Incentive Plan (the "Plan").

      WHEREAS, the Company has adopted the Plan, which permits the issuance of restricted shares of the Company's common stock, par value $0.10 per share (the "Common Stock"); and

      WHEREAS, pursuant to the Plan, the Committee responsible for administering the Plan has granted an award of restricted shares to the Grantee as provided herein;

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1.    Grant of Restricted Shares.

            (a) The Company hereby grants to the Grantee an award (the "Award") of ____ shares of Common Stock of the Company (the "Shares" or the "Restricted Shares") on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.

            (b) The Grantee's rights with respect to the Award shall remain forfeitable at all times prior to the dates on which the restrictions shall lapse in accordance with Section 3 hereof.

      2.    Terms and Rights as a Stockholder.

            (a) Except as provided herein and subject to such other exceptions as may be determined by the Committee in its discretion, the "Restricted Period" for Restricted Shares granted herein shall expire on the first anniversary of the date hereof (as such numbers may be adjusted in accordance with Section 7 hereof.)

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            (b) The Grantee shall have all rights of a stockholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions:

                  (i) the Grantee shall not be entitled to delivery of the stock certificate for any Shares until the expiration of the Restricted Period as to such Shares;

                  (ii) none of the Restricted Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during the Restricted Period as to such Shares; and

                  (iii) except as otherwise determined by the Committee at or after the grant of the Award hereunder, all of the Restricted Shares shall be forfeited, and all rights of the Grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the Grantee continues his/her service as a director of the Company, a Subsidiary or Affiliate for the entire Restricted Period.

            Any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Restricted Shares shall be subject to the same restrictions, terms and conditions as such Restricted Shares.

            (c) Notwithstanding the foregoing, the Restricted Period shall automatically terminate as to all Restricted Shares awarded hereunder (as to which such Restricted Period has not previously terminated) upon the occurrence of the following events:

                  (i) termination of the Grantee's service as a director of the Company, a Subsidiary or Affiliate which results from the Grantee's death or Disability (as defined below); or

                  (ii) the occurrence of a Change in Control (as defined below) of the Company.

Notwithstanding the foregoing, the Restricted Period shall automatically terminate as to a portion (to be calculated by the Committee in its sole discretion on a pro rata basis using Grantee's retirement date or date of termination of Grantee's service as a director, as applicable) of the Restricted Shares awarded hereunder (as to which such Restricted Period has not previously terminated) upon the occurrence of the following events:

                  (i) termination of Grantee's service as a director of the Company, a Subsidiary or Affiliate without cause (to be determined in the sole discretion of the Committee); or

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                  (ii)  termination of Grantee's service as a director of the
                        Company, a Subsidiary or Affiliate which results from Grantee's Retirement (as defined below).

            For purposes of this Agreement, "Disability" means that the Grantee is permanently unable to perform the essential duties of the Grantee's occupation. For purposes of this Agreement, "Retirement" means Grantee's voluntary termination of service as a director with the Company after attaining 73 years of age.

            For the purposes of this Agreement, a "Change in Control" shall mean any of the following events:

            (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any Subsidiary or (ii) the Company or any Subsidiary;

            (b) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the election or nomination for election by the Company's stockholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i) or (iii) of this paragraph; or

            (c) Approval by stockholders of the Company of:

                  (i) A merger, consolidation or reorganization involving the Company, unless,

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                        (A) The stockholders of the Company, immediately before
                        such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                        (B) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; and

                        (C) No Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                  (ii)  A complete liquidation or dissolution of the Company; or

                  (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

            Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

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      3.    Termination of Restrictions. At the end of the Restricted Period
or in the event of termination of Grantee's service as director without cause or due to grantee's Retirement as to any portion of the Restricted Shares (or at such earlier time as may be determined by the Committee), or in the event of a Change of Control of the Company or the death or Disability of Grantee as to all of the Restricted Shares, all restrictions set forth in this Agreement or in the Plan relating to such portion, or all, as applicable, of the Restricted Shares shall lapse as to such portion or all, as applicable, of the Restricted Shares, and a stock certificate for the appropriate number of Shares, free of the restrictions and restrictive stock legend, shall be delivered to the Grantee or the Grantee's beneficiary or estate, as the case may be, pursuant to the terms of this Agreement.

      4.    Delivery of Shares.

            (a) As of the date hereof, certificates representing the Restricted Shares shall be registered in the name of the Grantee and held by the Company or transferred to a custodian appointed by the Company for the account of the Grantee subject to the terms and conditions of the Plan and shall remain in the custody of the Company or such custodian until their delivery to the Grantee or Grantee's beneficiary or estate as set forth in Sections 4(b) and (c) hereof or their reversion to the Company as set forth in Section 2(b) hereof.

            (b) Certificates representing Restricted Shares in respect of which the Restricted Period has lapsed pursuant to this Agreement shall be delivered to the Grantee as soon as practicable following the date on which the restrictions on such Restricted Shares lapse.

            (c) Certificates representing Restricted Shares in respect of which the Restricted Period lapsed upon the Grantee's death shall be delivered to the executors or administrators of the Grantee's estate as soon as practicable following the receipt of proof of the Grantee's death satisfactory to the Company.

            (d) Each certificate representing Restricted Shares shall bear a legend in substantially the following form:

            THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE INTERGRAPH CORPORATION 2004 EQUITY INCENTIVE PLAN (THE "PLAN") AND THE RESTRICTED SHARE AWARD AGREEMENT (THE "AGREEMENT") BETWEEN THE OWNER OF THE RESTRICTED SHARES REPRESENTED HEREBY AND INTERGRAPH CORPORATION (THE "COMPANY").

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         THE RELEASE OF SUCH SHARES FROM SUCH TERMS AND CONDITIONS SHALL BE MADE
         ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN AND THE AGREEMENT, AND ALL OTHER APPLICABLE POLICIES AND PROCEDURES OF THE COMPANY, COPIES OF WHICH ARE ON FILE AT THE COMPANY.


      5. Effect of Lapse of Restrictions. To the extent that the Restricted Period applicable to any Restricted Shares shall have lapsed, the Grantee may receive, hold, sell or otherwise dispose of such Shares free and clear of the restrictions imposed under the Plan and this Agreement.

      6. No Right to Continued Service. This Agreement shall not be construed as giving Grantee the right to continue to service as a director of the Company or any Subsidiary or Affiliate, and the Company or any Subsidiary or Affiliate may at any time dismiss Grantee from service as a director, free from any liability or any claim under the Plan.

      7. Adjustments. The Committee may make adjustments in the terms and conditions of, and the criteria included in, this Award in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 of the Plan) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      8. Amendment to Award. Subject to the restrictions contained in Section 14 of the Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, the Award, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of the Grantee or any holder or beneficiary of the Award shall not to that extent be effective without the consent of the Grantee, holder or beneficiary affected.

      9. Withholding of Taxes. If the Grantee makes an election under section 83(b) of the Code with respect to the Award, the Award made pursuant to this Agreement shall be conditioned upon the prompt payment to the Company of any applicable withholding obligations or withholding taxes by the Grantee ("Withholding Taxes"). Failure by the Grantee to pay such Withholding Taxes will render this Agreement and the Award granted hereunder null and void ab initio and the Restricted Shares granted hereunder will be immediately cancelled. If the Grantee does not make an election under section 83(b) of the Code with respect to the Award, upon the lapse of the Restricted Period with respect to any portion of Restricted Shares (or property distributed with respect thereto), the Company shall satisfy the required Withholding Taxes as set forth by

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Internal Revenue Service guidelines for the employer's minimum statutory withholding with respect to Grantee and issue vested shares to the Grantee without Restriction. The Company shall satisfy the required Withholding Taxes by withholding from the Shares included in the Award that number of whole shares necessary to satisfy such taxes as of the date the restrictions lapse with respect to such Shares based on the Fair Market Value of the Shares.

      10. Plan Governs. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The terms of this Agreement are governed by the terms of the Plan, and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

      11. Severability. If any provision of this Agreement is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or the Award, or would disqualify the Plan or Award under any laws deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and Award shall remain in full force and effect.

      12. Notices. All notices required to be given under this Grant shall be deemed to be received if delivered or mailed as provided for herein, to the parties at the following addresses, or to such other address as either party may provide in writing from time to time.

      To the Company:   Intergraph Corporation
                        288 Dunlop Blvd.-Bldg. 28
                        Huntsville, AL 35824
                        Attn: General Counsel

      To the Grantee:   The address then maintained with respect to the Grantee
                        in the ompany's records.

      13. Governing Law. The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles.

      14. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee's legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee's heirs, executors, administrators and successors.

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      15. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way related to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee and the Company for all purposes.

                  (remainder of page left blank intentionally)

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      IN WITNESS WHEREOF, the parties have caused this Restricted Share Award
Agreement to be duly executed effective as of the day and year first above written.

                                       Intergraph Corporation

                                       By: _____________________________________

                                       Grantee:

                                       _________________________________________
                                       Please Print

                                       Grantee:

                                       _________________________________________
                                       Signature

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